UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2007

Union Pacific Corporation

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 13, 2007, Union Pacific Corporation (the “Company”) entered into an Underwriting Agreement for the sale of $250,000,000 in aggregate principal amount of its 5.650% Notes due 2017 (the “Notes”) and $250,000,000 aggregate principal amount of its 6.150% Debentures due 2037 (the “Debentures”). The offering of the Notes and Debentures was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration on Form S-3 (File No. 333-141084) (the “Registration Statement”). The Notes and Debentures are issuable pursuant to an Indenture dated as of April 1, 1999 between The Bank of New York, as successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank), as trustee, and the Company.

Attached as Exhibit 1.1 is the Underwriting Agreement dated April 13, 2007 between the Company and Citigroup Global Markets Inc., Credit Suisse (USA) LLC and J.P. Morgan Securities Inc., as Representatives of the several underwriters named therein, pursuant to which the Company has agreed to sell and the underwriters here agreed to purchase, subject to the terms and conditions contained therein, the Notes and the Debentures.

Attached as Exhibits 4.1 and 4.2 are the forms of Notes and Debentures, respectively.

Attached as Exhibit 5.1 is an Opinion of James J. Theisen, Jr., Assistant General Counsel to the Company, as to the legality of the Notes and Debentures.

Item 9.01    Financial Statements and Exhibits

(c)	Exhibits:

1.1	Underwriting Agreement, dated April 13, 2007 between Union Pacific Corporation, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., as Representatives of the several underwriters relating to $250,000,000 in aggregate principal amount of the Company’s 5.650% Notes due 2017 and $250,000,000 in aggregate principal amount of its 6.150% Debentures due 2037.

4.1	Form of 5.650% Note due 2017.

4.2	Form of 6.150% Debenture due 2037.

5.1	Opinion of James J. Theisen, Jr., Assistant General Counsel to the Company as to the legality of the Notes and Debentures.

23.1	Consent of James J. Theisen, Jr. (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION PACIFIC CORPORATION

By:	/s/ J. Michael Hemmer
Name: J. Michael Hemmer Title: Senior Vice President—Law and General Counsel

Date: April 18, 2007

EXHIBIT INDEX

1.1	Underwriting Agreement, dated April 13, 2007 between Union Pacific Corporation, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., as Representatives of the several underwriters relating to $250,000,000 in aggregate principal amount of the Company’s 5.650% Notes due 2017 and $250,000,000 aggregate principal amount of its 6.150% Debentures due 2037.

4.1	Form of 5.650% Note due 2017.

4.2	Form of 6.150% Debenture due 2037.

5.1	Opinion of James J. Theisen, Jr., Assistant General Counsel to the Company as to the legality of the Notes and Debentures.

23.1	Consent of James J. Theisen, Jr. (included as part of Exhibit 5.1).